POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of J.B. WILLIAMS HOLDINGS, INC., a Delaware corporation, which is filing with the Securities and Exchange Commission an annual report on Form 10-K for the fiscal year ended December 30, 2000, hereby constitutes and appoints Kevin
C. Hartnett and Dario U. Margve, and each of them, as the true and lawful attorneys-in-fact and agents, for the undersigned, with the power to act either jointly or severally for him in his name, place and stead, in any and all capacities to sign such annual report on Form 10-K and any and all amendments thereto, and to file such annual report on Form 10-K and each such amendment or amendments thereto, with all exhibits thereto, and any and all documents in connection therewith, with the Securities and Exchange Commission hereby granting unto said attorneys-in-fact and agents, and each of them, the full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 23rd day of March, 2001.


                                               /s/ RICHARD T. NINER
                                               ---------------------------------
                                               Richard T. Niner

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of J.B. WILLIAMS HOLDINGS, INC., a Delaware corporation, which is filing with the Securities and Exchange Commission an annual report on Form 10-K for the fiscal year ended December 30, 2000, hereby constitutes and appoints Kevin
C. Hartnett and Dario U. Margve, and each of them, as the true and lawful attorneys-in-fact and agents, for the undersigned, with the power to act either jointly or severally for him in his name, place and stead, in any and all capacities to sign such annual report on Form 10-K and any and all amendments thereto, and to file such annual report on Form 10-K and each such amendment or amendments thereto, with all exhibits thereto, and any and all documents in connection therewith, with the Securities and Exchange Commission hereby granting unto said attorneys-in-fact and agents, and each of them, the full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 23rd day of March, 2001.

                                               /s/ HENDRIK J. HARTONG, JR.
                                               --------------------------------
                                               Hendrik J. Hartong, Jr.

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of J.B. WILLIAMS HOLDINGS, INC., a Delaware corporation, which is filing with the Securities and Exchange Commission an annual report on Form 10-K for the fiscal year ended December 30, 2000, hereby constitutes and appoints Kevin
C. Hartnett and Dario U. Margve, and each of them, as the true and lawful attorneys-in-fact and agents, for the undersigned, with the power to act either jointly or severally for him in his name, place and stead, in any and all capacities to sign such annual report on Form 10-K and any and all amendments thereto, and to file such annual report on Form 10-K and each such amendment or amendments thereto, with all exhibits thereto, and any and all documents in connection therewith, with the Securities and Exchange Commission hereby granting unto said attorneys-in-fact and agents, and each of them, the full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 23rd day of March, 2001.

                                                /s/ JOHN T. GRAY
                                                -------------------------------
                                                John T. Gray

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of J.B. WILLIAMS HOLDINGS, INC., a Delaware corporation, which is filing with the Securities and Exchange Commission an annual report on Form 10-K for the fiscal year ended December 30, 2000, hereby constitutes and appoints Kevin
C. Hartnett and Dario U. Margve, and each of them, as the true and lawful attorneys-in-fact and agents, for the undersigned, with the power to act either jointly or severally for him in his name, place and stead, in any and all capacities to sign such annual report on Form 10-K and any and all amendments thereto, and to file such annual report on Form 10-K and each such amendment or amendments thereto, with all exhibits thereto, and any and all documents in connection therewith, with the Securities and Exchange Commission hereby granting unto said attorneys-in-fact and agents, and each of them, the full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 23rd day of March, 2001.


                                                /s/ C. ALAN MACDONALD
                                                -------------------------------
                                                C. Alan MacDonald

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of J.B. WILLIAMS HOLDINGS, INC., a Delaware corporation, which is filing with the Securities and Exchange Commission an annual report on Form 10-K for the fiscal year ended December 30, 2000, hereby constitutes and appoints Kevin
C. Hartnett and Dario U. Margve, and each of them, as the true and lawful attorneys-in-fact and agents, for the undersigned, with the power to act either jointly or severally for him in his name, place and stead, in any and all capacities to sign such annual report on Form 10-K and any and all amendments thereto, and to file such annual report on Form 10-K and each such amendment or amendments thereto, with all exhibits thereto, and any and all documents in connection therewith, with the Securities and Exchange Commission hereby granting unto said attorneys-in-fact and agents, and each of them, the full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 23rd day of March, 2001.

                                               /s/ CARL G. ANDERSON, JR.
                                               --------------------------------
                                               Carl G. Anderson, Jr.